UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (earliest event reported): May 12, 2016
Hooper Holmes, Inc.
(Exact name of registrant as specified in charter)

New York	001-09972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 N. Rogers Road, Olathe, Kansas 66062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 764-1045

N/A
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 12, 2016, the Company issued a press release announcing its preliminary operating results and financial condition for the quarter ended March 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference. The presentation discussed during the first quarter investor call on May 12, 2016, is attached as Exhibit 99.2, which is also incorporated herein by reference. The information furnished in this section of the Current Report on Form 8-K and Exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release announcing preliminary earnings, dated May 12, 2016
99.2	Presentation used during the first quarter investor conference call on May 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2016	HOOPER HOLMES, INC.

	By:	/s/ Steven R. Balthazor
Steven R. Balthazor
Chief Financial Officer